                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 29, 2005
                                                          --------------



                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its Charter)



          Michigan                     000-230-661              38-3317208
----------------------------           -----------              ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


         30142 Wixom Road,                  Michigan             48334
         -----------------                  --------             -----
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code   (248) 960-9009
                                                            ------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 29, 2005, Rockwell Medical Technologies, Inc. ("Rockwell"), entered into a Loan and Security Agreement (the "Loan Agreement") with Standard Federal Bank National Association (the "Lender"). The Loan Agreement provides for revolving borrowings by Rockwell up to $2,750,000. Borrowings under the Loan Agreement are secured by accounts receivable, inventory and certain other assets, and are guaranteed by Rockwell's subsidiary, Rockwell Transportation, Inc. ("Transportation").

     The annual interest rate payable on revolving borrowings under the Loan Agreement is the Lender's prime rate, as it may change from time to time, plus 0.75%. Interest on revolving borrowings is payable monthly, and principal is payable in full at maturity. The Lender's commitment to make revolving borrowings under the Loan Agreement expires on March 31, 2006.

     There is no material relationship between Rockwell and the Lender other than in respect of the Loan Agreement.

     The foregoing description is qualified in its entirety by reference to the Loan Agreement, the revolving note executed by Rockwell for the benefit of the Lender and the guaranty executed by Transportation for the benefit of the Lender, copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are hereby incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     The following exhibits are filed with this Form 8-K:

     Exhibit    Description
     -------    -----------
     99.1       Loan and Security Agreement dated as of March 29, 2005 between
                Rockwell Medical Technologies, Inc. and Standard Federal Bank
                National Association

                                       2
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
     99.2       Revolving Note dated as of March 29, 2005 executed by Rockwell
                Medical Technologies, Inc. in favor of Standard Federal Bank
                National Association

     99.3 Continuing Unconditional Guaranty dated as of March 29, 2005 executed by Rockwell Transportation, Inc. in favor of Standard
                Federal Bank National Association

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  March 30, 2005             By: /s/ Thomas E. Klema
                                      ---------------------------------------
                                      Thomas E. Klema
                                      Vice President and Chief Financial Officer

                                       4
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                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------
99.1         Loan and Security Agreement dated as of March 29, 2005 between
             Rockwell Medical Technologies, Inc. and Standard Federal Bank
             National Association

99.2         Revolving Note dated as of March 29, 2005 executed by Rockwell
             Medical Technologies, Inc. in favor of Standard Federal Bank
             National Association

99.3 Continuing Unconditional Guaranty dated as of March 29, 2005 executed by Rockwell Transportation, Inc. in favor of Standard
             Federal Bank National Association